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                                AMENDMENT TO THE
                   PARTICIPATION AGREEMENT DATED MAY 1, 1998,
                             AS PREVIOUSLY AMENDED

     Amendment to the Participation Agreement (the "Agreement") by and among MetLife Insurance Company of Connecticut (the "Company"), on behalf of itself and certain of its segregated asset accounts, Delaware VIP Trust, Delaware Management Company and Delaware Distributors, L.P.

     WHEREAS, on November 14, 2014, the Company changed its name to MetLife Insurance Company USA and changed its state of domicile from Connecticut to Delaware;

     WHEREAS, the parties desire to amend the Agreement to update the separate accounts listed in Exhibit A and to further modify the Agreement as provided herein;

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and conditions set forth herein, and for other good and valuable consideration, the parties agree to amend the Agreement as follows:

     1. The name of the Company in the Agreement is hereby changed to MetLife Insurance Company USA and reference to the Company as being a Connecticut corporate or subject to Connecticut law are hereby changed to refer to Delaware;

     2. ARTICLE IX. of the Agreement entitled "Notices" is hereby amended as follows:

     "If to the Company:

         MetLife
         One Financial Center, 20th Floor
         Boston, MA 02111
         Attn: Law Department"

     3. Exhibit A to the Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to the Agreement to be executed in its name and on its behalf by and through its duly authorized officer signing below.

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                                METLIFE INSURANCE COMPANY USA

                                By: /s/ Karen A. Johnson
                                    ---------------------------------------
                                Name: Karen A. Johnson
                                Title: Vice President
                                Date: 3-18-15
                                      -------------------------------------

                                DELAWARE VIP TRUST

                                By: /s/ Patrick P. Coyne
                                    ---------------------------------------
                                Name: Patrick P. Coyne
                                      -------------------------------------
                                Title: President
                                       ------------------------------------
                                Date: March 10, 2015
                                      -------------------------------------

                                DELAWARE MANAGEMENT COMPANY

                                By: /s/ Patrick P. Coyne
                                    ---------------------------------------
                                Name: Patrick P. Coyne
                                      -------------------------------------
                                Title: President
                                       ------------------------------------
                                Date: March 10, 2015
                                      -------------------------------------

                                DELAWARE DISTRIBUTORS, L.P.

                                By: /s/ J. Scott Coleman, CFA
                                    ---------------------------------------
                                Name: J. Scott Coleman, CFA
                                      -------------------------------------
                                Title: Executive Vice President
                                       ------------------------------------
                                Date: March 10, 2015
                                      -------------------------------------

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                                   SCHEDULE A

                               SEPARATE ACCOUNTS

MetLife of CT Separate Account Eleven for Variable Annuities
MetLife of CT Fund UL III for Variable Life Insurance
MetLife of CT Separate Account CPPVUL1 (unregistered)

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